The UBS Funds

Prospectus Supplement | September 23, 2022

Includes:

•  UBS Emerging Markets Equity Opportunity Fund

Dear Investor,

The purpose of this supplement is to update the prospectuses of The UBS Funds with respect to the above-listed series (the "Fund").

The information relating to the Fund contained in the first paragraph under the heading, "Disclosure of portfolio holdings" in the Fund's prospectuses is deleted and replaced by the following:

UBS Emerging Markets Equity Opportunity Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html the 20 largest equity portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, and the Fund's top/bottom 10 contributors to performance, each as of the most recent calendar-quarter end, 15 business days after the end of the calendar quarter.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1189